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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  FEBRUARY 25, 2000

Date of Earliest Event Reported:  FEBRUARY 23, 2000



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-11908                13-3684956
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
incorporation or organization)             Number)          Identification No.)


       ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN 55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600


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ITEM 5.       OTHER EVENTS.

         CAUTIONARY DISCLOSURE FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 CONCERNING "FORWARD-LOOKING STATEMENTS"

         Department 56, Inc. (the "Company") is filing this Current Report on Form 8-K in order to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Act"). Readers are cautioned that each of the expectations and estimates stated or referenced within the Press Release referred to below constitute an expectation or estimate that would be a "forward-looking statement" within the meaning of the Act. However, to the extent that any such information (singularly or in combination) or that any conclusion or expectation drawn from such information would be a "forward-looking statement", readers are cautioned that forward-looking statements involve inherent risks and uncertainties and that a number of important factors could cause actual results to differ materially from the goals, strategies, prospects, sales, plans, objectives, expectations, estimates, beliefs, views and intentions expressed in such forward-looking statements. Such factors are discussed below or within the Press Release referred to below.

         A copy of the Company Press Release, dated February 23, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In addition to the statements contained in the above-mentioned Press
         Release:

         (1) The Company expects that its fiscal 2000 Gross Margin Rate (I.E., the amount that Gross Profit represents as a percentage of Net Sales) will approximate or slightly exceed its fiscal 1999 Gross Margin Rate.

         (2) The Company expects that its fiscal 2000 Selling, General & Administrative expenses (SG&A) will reflect approximately $7 million in infrastructure and strategic initiative expenses in addition to the Company's usual and customary SG&A expenses. The expected incremental infrastructure and strategic initiative expenses are attributable primarily to costs associated with the Company's ongoing information systems implementation, distribution facility consolidation and direct retail initiatives, as well as a new business-to-business e-commerce initiative. The Company also notes that a reduced base of Net Sales for fiscal 2000 would imply a current-year deleveraging of its total SG&A expenses.

         Readers are cautioned that actual effective Gross Margin and SG&A rates are dependent upon numerous factors, as referred to in the above-mentioned Press Release. Actual results may vary materially from forward-looking statements and the assumptions on which they are based. The Company cautions that the factors it has mentioned are not


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         exclusive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to update or publish in the future any forward-looking statements.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              99.1  Press Release, dated February 23, 2000.


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DEPARTMENT 56, INC.

                            /s/ Percy C. Tomlinson, Jr.
                            ----------------------------------------------------
                            Percy C. Tomlinson, Jr.
                            Executive Vice President and Chief Financial Officer

Dated:  February 25, 2000


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                                  EXHIBIT INDEX

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EXHIBIT NO.                         DESCRIPTION                                                  PAGE
99.1                       Press Release, dated February 23, 2000.                                 6
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